Registration No. 333-55178
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------
                          PRE-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM SB-2
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            FOCUS ENHANCEMENTS, INC.
                            ------------------------
                 (Name of Small Business Issuer in its Charter)
                            ------------------------
         Delaware                        3576                     04-3144936
(State or Other Jurisdiction  (Primary Standard Industrial      (IRS Employer
    of Incorporation or             Classification           Identification No.)
       Organization)                 Code Number)

                            ------------------------
                                1370 Dell Avenue
                           Campbell, California 95008
                                 (408) 866-8300
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                                 Michael D'Addio
                      President and Chief Executive Officer
                            FOCUS Enhancements, Inc.
                                1370 Dell Avenue
                           Campbell, California 95008
                                 (408) 866-8300
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            ------------------------
                                   Copies to:
                          Jerrold F. Petruzzelli, Esq.
                            Gregory A. Gehlmann, Esq.
                          Manatt Phelps & Phillips, LLP
                          1501 M Street, NW, Suite 700
                              Washington, DC 20005
                                 (202) 463-4334
                            ------------------------

Approximate date of commencement of proposed sale to the public: From time to time or at one time after the effective date of the Registration Statement as determined by market conditions.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                                          -------------------------------------------------
                                                   calculation of registration fee


=================================================== =================== =================== ======================= ================
                                                                        Proposed Maximum      Proposed Maximum
                                                         Amount to       Offering Price      Aggregate Offering        Amount of
Title of Each Class of Securities to be Registered     Be Registered      Per Share(1)             Price           Registration Fee
--------------------------------------------------- ------------------- ------------------- ----------------------- ----------------
Common Stock, par value $.01 per share                  4,481,282(2)          $(2)                  $(2)                $(2)

--------------------------------------------------- ------------------- ------------------- ----------------------- ----------------
Common Stock, par value $.01 per share, including
underlying warrants                                       827,140(2)           (2)                   (2)                 (2)
--------------------------------------------------- ------------------- ------------------- ----------------------- ----------------
TOTAL                                                   5,308,422(2)                                                    $(2)
=================================================== =================== =================== ======================= ================

(1)    Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) of the
       Securities Act of 1933.
(2)    Previously registered in initial or amended filings.  Fees already paid.



The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                     PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 27.  Exhibits and Financial Statement Schedules.

(a) The following documents have been previously filed as Exhibits and are incorporated herein by reference except those exhibits indicated with an asterisk which are filed herewith:

Exhibit No.           Description
-----------           -----------

   2.1 Agreement and Plan of Merger dated as of August 30, 2000 among Focus, Videonics, and PC Video Conversion (21)

   3.1   Second Restated certificate of incorporation of Focus (1)

   3.2   Certificate   of   Amendment   to  Second   Restated   certificate   of
         Incorporation of Focus (3)

   3.3   Restated By-laws of Focus (1)

   3.4   Certificate of Designation - Series B Preferred Stock (25)

   4.1   Specimen certificate for Common Stock of Focus (1)

   4.2   Specimen certificate for Redeemable Common Stock Purchase Warrant (1)

   4.3 Form of Warrant Agreement between Focus, Mellon Securities Trust Company and Thomas James Associates, Inc. (1)

   4.4   Form of Warrant issued to Thomas James Associates, Inc. (1)

   5.1 Form of Opinion of Manatt Phelps & Phillips, LLP, regarding legality of shares of Focus common stock to be registered under this Registration Statement on Form SB-2*

  10.1   1992 Stock Option Plan, as amended (4)

  10.2   1993 Non-Employee Director Stock Option Plan (4)

  10.3 Purchase and Sale Agreement, dated as of May 25, 1994, between Focus and Inline Software, Inc. (5)

  10.4 Master Purchase Agreement, dated as of August 12, 1994, between Focus and Apple Computer, Inc. (5)

  10.5   1995 Non-Employee Director Stock Plan (7)

  10.6 Form of Settlement Agreement between Focus and Lapis Technologies, Inc. Shareholders (7)

  10.7   Manufacturing Agreement between Focus and a manufacturer (7)

  10.8   Warrant W96/6, dated June 28, 1996, issued to a Private Lender (8)

  10.9   Agreement  dated as of June 28, 1996 between  Focus and a  manufacturer
         (8)

  10.10 Security Agreement dated as of June 28, 1996 between Focus and a manufacturer (8)

  10.11  Amendment to Master Purchase Agreement between Focus and TV OEM. (10)

  10.12 Lease Agreement between Focus and Cummings Properties for the facility at 142 North Road, Sudbury, Massachusetts (10)

  10.13 Agreement of Plan of Merger dated September 30, 1996, by and among Focus, FOCUS Acquisition Corp., and TView, Inc. (9)

  10.14  Form of Warrant issued to various investors pursuant to Amendment No. 1
         (11)

  10.15 Form of Subscription Agreement between Focus and various investors in the March 97 Offering (11)

  10.16  Form of Warrant issued to the placement  agent in the March 97 Offering
         (ii)

  10.17  1997 Director Stock Option Plan (12)

  10.18  Form of Director Stock Option Agreement (12)

  10.19 Key Officer Non-Qualified Stock Option Agreement for a Corporate Officer (12)

  10.20 Key Officer Non-Qualified Stock Option Agreement for a Corporate Officer (12)

  10.21 Key Officer Non-Qualified Stock Option Agreement for a Corporate Officer (12)

  10.22 Subscription Agreement between Focus and Smith Barney Fundamental Value Fund, Inc. dated September 8, 1997 (13)

  10.23 Form of Warrant dated September 10, 1997 issued to designees of the placement agent (13) 10.24 Lease by Wakefield Ready Mixed Concrete Co., Inc. to FOCUS Enhancements, Inc. dated December 1, 1998

  10.25 Common Stock and Warrants Purchase Agreement with AMRO International, S.A. (14)

  10.26  Form of Stock  Purchase  Warrant  issued  to AMRO  International,  S.A.
         (included as Exhibit A to the Common Stock and Warrants Purchase Agreement) (14)

  10.27 Form of Registration Rights Agreement with AMRO International, S.A. (included as Exhibit B to the Common Stock and Warrants Purchase Agreement (14)

  10.28 Registration Rights Agreement dated as of July 29, 1998 between Focus and PC Video Conversion, Inc. (15)

  10.29 Form of Common Stock Purchase Warrant issued to Brian Swift and Edward Price. (16)

  10.30  Common Stock Purchase Warrant issued to Silicon Valley Bank. (16)

  10.31 Common Stock and Warrant Purchase Agreement, as amended, with BNC Bach International Ltd., Inc. (17)

  10.32 Form of Stock Purchase warrant issued to BNC Bach International, Inc. (included as Exhibit A to the Common Stock and Warrant Agreement (17).

  10.33 Form of Registration Rights Agreement with BNC Bach International Ltd., Inc. (included as Exhibit B to the Common Stock and Warrant Purchase Agreement (17).

  10.34 Common Stock and Warrant Purchase Agreement with The Raptor Global Portfolio Ltd., The Altar Rock Fund L.P. and Roseworth Group, LTD (18)

  10.35 Form of Stock Purchase Warrant issued to The Raptor Global Portfolio Ltd. (for 87,150 shares), The Altar Rock Fund L.P. (for 350 shares) and Roseworth Group, Ltd. (for 37,500 shares) (included as Exhibit A to the Common Stock and Warrant Purchase Agreement) (18).

  10.36 Form of Registration Rights Agreement with The Raptor Global Portfolio Ltd., The Altar Rock Fund L.P. and Roseworth Group, Ltd. (included as Exhibit B to the Common Stock and Warrant Purchase Agreement.) (18)

  10.37 Contract for services to be rendered to FOCUS Enhancements, Inc. by R.J. Falkner & Company, INC (18).

  10.38 Form of Stock Purchase Warrant issued to each of R. Jerry Falkner and Richard W. West (18). 10.39 Agreement between Union Atlantic, L.C. and FOCUS Enhancements, Inc. confirming agreement to issue warrant in exchange for fee reduction (18)

  10.40  Stock Purchase Warrant issued to Union Atlantic, L.C. (18)

  10.41 Consulting Agreement dated March 1, 2000 between Focus and William B. Coldrick (20)

  10.42 Consulting Agreement dated May 1, 2000 between Focus and Thomas L. Massie (20)

  10.43  Consulting Agreement dated May 1, 2000 between Focus and Gary M. Cebula
         (20)

  10.44 Separation Agreement dated May 1, 2000 between Focus and Thomas L. Massie (20)

  10.45 Separation Agreement dated April 30, 2000 between Focus and Gary M. Cebula (20)

  10.46 Separation Agreement dated July 10, 2000 between Focus and J. Stephen Wood (21)

  10.47 Consulting Agreement dated July 10, 2000 between Focus and Red & White Enterprises, Inc. (21)

  10.48 Private Equity Line of Credit Agreement dated July 28, 2000 between Focus and Euston Investments Holdings Limited (21)

  10.49 Registration Rights Agreement dated June 9, 2000 between the investor and Focus (21) 10.50 Registration Rights Agreement dated July 28, 2000 between Euston Investments Holdings Limited and Focus (21)

  10.51  Common Stock Warrant and Purchase Agreement dated June 9, 2000 (21)

  10.52  Form of Stock Escrow Agreement (1)

  10.53 Agreement and Plan of Merger, dated as of August 30, 2000, among Focus Enhancements, Inc., PC Video Conversion, Inc. and Videonics, Inc. (21)

  10.54 Promissory Note, dated October 26, 2000, from Focus Enhancements, Inc. to Carl Berg (22) 10.55 Security Agreement dated October 26, 2000, between Focus Enhancements, Inc. and Carl Berg (22)

  10.56  2000 Stock Option Plan (23)

  10.57  Employment  agreement between Focus Enhancements and Michael L. D'Addio
         (24)

  10.58 Amendment to Private Equity Line of Credit between Focus and Euston Investments Holdings Limited (24)

  10.59 Amendment No. 1 to Secured Promissory Note dated April 24, 2001 issue by Focus to Carl Berg (excludes exhibits B and C) (25)

  10.60 Registration Rights Agreement dated May 1, 2001 between Focus and Carl Berg (25)

  10.61  Promissory note issued to Carl Berg dated June 29, 2001*

  10.62  Termination  Agreement  between Focus and Euston dated January 11, 2002
         (27)

  10.63  Common Stock and Warrant Purchase Agreement dated January 11, 2002 (27)

  10.64 Form of Common Stock Purchase Warrant dated January 11, 2002 issued by Focus to 5 Investors (27)

  10.65 Common Stock Purchase Warrant dated December 27, 2001 issued by Focus to vFinance (27)

  10.66  Registration Rights Agreement dated January 11, 2002 (27)

  23.1   Consent of Wolf & Company P.C., independent accountants of Focus (27)

  23.2   Consent of PricewaterhouseCoopers, LLP (27)

  23.3   Consent of Deloitte & Touche, LLP (27)

  23.4 Consent of Manatt Phelps & Phillips, LLP, counsel to Focus (included with Exhibit 5.1 hereof)*

  24.1   Power of Attorney (25)


-----------------
* Included.
     1. Filed as an exhibit to Focus' Registration Statement on Form SB-2, No. 33-60248-B, and incorporated herein by reference.

     2. Filed as an exhibit to Focus' Current Report on Form 8-K dated November 29, 1993, and incorporated herein by reference.

     3. Filed as an exhibit to Focus' Form 10-QSB for the period ended September 30, 1995, and incorporated herein by reference.

     4. Filed as an exhibit to Focus' Form 10-KSB for the year ended December 31, 1993, and incorporated herein by reference.

     5. Filed as an exhibit to Focus' Form 10-KSB for the year ended December 31, 1994, and incorporated herein by reference.

     6. Filed, as an exhibit to Focus' Registration Statement on Form S-8, No. 33-80651, filed with the Commission on December 19, 1995, and incorporated herein by reference.

     7. Filed as an exhibit to Focus' Registration Statement on Form SB-2, No. 33-80033, and incorporated herein by reference.

     8. Filed as an exhibit to Focus' Form 10-QSB for the period ended June 30, 1995, and incorporated herein by reference.

     9.     Filed as an exhibit to Focus' Form 8-K dated November 4, 1996

     10. Filed as an exhibit to Focus Form 10-KSB for the year ended December 31, 1995 and incorporated herein by reference.

     11. Filed as an exhibit to Focus' Registration Statement on Form S-3, No. 333-26911, filed with the Commission on May 12, 1997, and incorporated herein by reference.

     12. Filed as an exhibit to Focus' Registration Statement on Form S-8, No. 333-33243, filed with the Commission on August 8, 1997, and incorporated herein by reference.

     13.    Filed as an exhibit to Focus' Form 8-K dated September 10, 1997

     14. Filed as an exhibit to Focus' Registration Statement on Form S-3, No. 333-81177, filed with the Commission on June 21, 1999, and incorporated herein by reference.

     15. Filed as an exhibit to Focus' Form 10-QSB dated August 14, 1998 and incorporated herein by reference.

     16. Filed as an exhibit to Focus' Form 10-QSB dated May 17, 1999 and incorporated herein by reference.

     17. Filed as an exhibit to Focus' Registration Statement on Form S-3, No. 333-82163, filed with the Commission on July 2, 1999, and incorporated herein by reference.

     18. Filed as an exhibit to Focus' Registration Statements on Form S-3, No. 333-94621, filed with the Commission on January 13, 2000, and incorporated herein by reference.

     19. Filed as an exhibit to Focus' Form 10-QSB dated May 22, 2000 and incorporated herein by reference.

     20. Filed as an exhibit to Focus' Form l0-QSB dated August 21, 2000, and incorporated herein by reference.

     21. Filed as an exhibit to Focus' Current Report on Form 8-K dated September 8, 2000, and incorporated herein by reference.

     22. Filed as an exhibit to Focus' Current Report on Form 8-K dated October 31, 2000, as amended by Focus' Current Report on Form 8-K/A dated November 2, 2000, and incorporated herein by reference.

     23. Filed as an exhibit to Focus' Registration Statement on Form S-4 filed on October 30, 2000 as amended, incorporated herein by reference.

     24. Filed as an exhibit to Focus' Registration Statement on Form SB-2 filed on February 7, 2001.

     25. Filed as an exhibit the Focus' Amendment No. 1 to Registration Statement on Form SB-2 filed on August 9, 2001.

     26. Filed as an exhibit to Focus' Form l0-QSB dated November 14, 2001, and incorporated herein by reference

     27. Filed as an exhibit to Focus' Amendment No. 3 to Registration Statement on Form SB-2 filed on January 23, 2002


Item 28.  Undertakings

Item 512 of Regulation S-B.         Rule 415 Offering.
(a) The undersigned small business issuer hereby undertakes:

(1) To file,  during  any  period in which  offers or sales  are being  made,  a post-effective amendment to this registration statement to: (i) include any prospectus required by section 10(a) (3) of the Securities Act; (ii) reflect in the prospectus any facts or events which, individually or together, represent a fundamental change in the information in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range maybe reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) include any additional or changed material information on the plan of distribution

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for the purpose of determining liability under the Securities Act of 1933, as amended, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Act of 1934, as amended (and where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the small business issuer pursuant to the foregoing provisions, or otherwise, the small business issuer has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the small business issuer of expenses incurred or paid by a director, officer or controlling person of the small business issuer in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the small business issuer will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question to whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Campbell, State of California, on February 11, 2002.


                                   FOCUS ENHANCEMENTS, INC.



                                      By: /s/ Michael L. D'Addio
                                          -----------------------
                                          Michael L. D'Addio
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)



                                POWER OF ATTORNEY
Pursuant to the requirements of the Securities Act, this amendment to the registrant's registration statement has been signed by the following persons in the capacities and on the dates indicated. In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



Signature                      Title                            Date
---------                      -----                            ----

/s/ Michael L. D'Addio         President, Chief Executive      February 11, 2002
----------------------         Officer and Director
Michael L. D'Addio


/s/ Gary L. Williams           Vice President of Finance       February 11, 2002
--------------------           & Chief Financial Officer
Gary L. Williams               (Principal Accounting Officer)



/s/ Thomas L. Massie*          Chairman of the Board           February 11, 2002
--------------------           of Directors
Thomas L. Massie


/s/ John C. Cavalier*          Director                        February 11, 2002
--------------------
John C. Cavalier


/s/ William B. Coldrick*       Director                        February 11, 2002
-----------------------
William B. Coldrick


/s/ Timothy E. Mahoney*        Director                        February 11, 2002
----------------------
Timothy E. Mahoney


/s/ Carl E. Berg*              Director                        February 11, 2002
----------------
Carl E. Berg


/s/ N William Jasper, Jr.*     Director                        February 11, 2002
-------------------------
N William Jasper, Jr.

----------------
* Signed pursuant to power of attorney